THE UNION CENTRAL LIFE INSURANCE COMPANY

("Union Central")

CARILLON ACCOUNT

CARILLON LIFE ACCOUNT

("Separate Accounts")

Supplement to:

VA I, VA II and VA II SA, Advantage VA III,

and Excel Accumulator VUL

Prospectuses Dated May 1, 2008

Supplement Dated November 7, 2008

This supplement amends certain disclosure contained in the above-referenced prospectuses for the policies with the same names. Please keep this supplement together with your prospectus for future reference. Please note that some information provided below may not be applicable to you, as all underlying portfolios may not be available as subaccount investment options under your policy.

The Union Central Life Insurance Company ("Union Central") has been advised that the Board of Directors of the Summit Mutual Funds, Inc. (the "Fund") has approved in principle the merger of the following portfolios:

Fund Merging Portfolio	Fund Acquiring Portfolio
Summit Mutual Funds, Inc.*	Calvert Variable Series, Inc.*
Summit Bond Portfolio	Income Portfolio

* These Funds and their investment advisers are part of the UNIFI Mutual Holding Company, the ultimate parent of Union Central.

Completion of the merger is subject to a number of conditions, including approval by shareholders of the Summit Bond Portfolio. If approved, the merger is scheduled to take place on or about December 12, 2008. We will notify you if the merger does not go forward on or about December 12, 2008.

If the merger is approved, immediately following the merger, we will make the following changes to the administration of the policies:

•

the subaccount that currently invests in the Merging Portfolio will own shares of the Acquiring Portfolio, and we will combine the subaccount that currently invests in the Merging Portfolio into the subaccount that currently invests in the Acquiring Portfolio;

•

any instructions that you have in effect with respect to a subaccount that invests in the Merging Portfolio will be treated as instructions with respect to the subaccount that invests in the Acquiring Portfolio. Such instructions would include, for example, instructions concerning allocation of premium payments or charges under your policy, and instructions for automatic transactions, such as periodic withdrawals, or portfolio rebalancing. However, you may change such instructions at any time, in the manner and subject to the terms and conditions set forth in the prospectus; and

•

all references and information contained in the prospectus related to the Merging Portfolio will be deleted. Specifically, this will apply to the portfolio name and data for the merging portfolio found in the chart under the heading Separate Account Variable Investment Options in your prospectus, as well as the portfolio list on page 1 of each annuity prospectus.

Union Central has also been advised that the Board of Directors of the Summit Mutual Funds, Inc. recommends, also subject to shareholder approval, that on or about December 12, 2008, the Fund will change its investment adviser to Calvert Asset Management Company, Inc. ("CAMCO") and that CAMCO will enter into sub-advisory agreements for certain portfolios of the Fund.

Therefore, if the mergers and other recommendations of the Fund's Board of Directors are approved, the following changes will be made to your prospectus.

Under the INVESTMENT OPTIONS section of your prospectus, please note the following chart reflects the removal of the Summit Bond Portfolio pursuant to the merger, as well as changes to the investment adviser, subadvisers, and underwriter for the Summit Mutual Funds, Inc., Summit Pinnacle Series.

FUND NAME Portfolio Name – Subadviser(s)	INVESTMENT ADVISER Portfolio Type / Summary of Investment Strategy
Summit Mutual Funds, Inc., Summit Pinnacle Series*	Calvert Asset Management Company, Inc.
Summit Balanced Index Portfolio – Summit Investment Partners, Inc. ("Summit")	Index: 60% S&P 500; 40% Lehman Bond Index.
Summit EAFE International Index Portfolio – World Asset Management, Inc.	Index: MSCI EAFE Index.
Summit Inflation Protected Plus Portfolio – Summit	Inflation–adjusted income.
Summit Lehman Aggregate Bond Index Portfolio – Summit	Index: Lehman Aggregate Bond Index.
Summit Lifestyle ETF Market Strategy Aggressive Portfolio – Summit	Target allocation - Aggressive.
Summit Lifestyle ETF Market Strategy Conservative Portfolio – Summit	Target allocation - Conservative.
Summit Lifestyle ETF Market Strategy Target Portfolio – Summit	Target allocation - Moderate.
Summit Nasdaq-100 Index Portfolio – Summit	Index: Nasdaq-100 Index.
Summit Natural Resources Portfolio – Summit	Specialty.
Summit Russell 2000 Small Cap Index Portfolio – Summit	Index: Russell 2000 Index.
Summit S&P 500 Index Portfolio – Summit	Index: S&P 500 Index.
Summit S&P MidCap 400 Index Portfolio – Summit	Index: S&P MidCap 400 Index.
Summit Zenith Portfolio	Long-term capital appreciation.

* The Fund and its investment adviser are part of the UNIFI Mutual Holding Company ("UNIFI"), the ultimate parent of Union Central. Also, Calvert Distributors, Inc., an indirect subsidiary of UNIFI, will replace Ameritas Investment Corp. as the underwriter for the Summit Mutual Funds, Inc., Summit Pinnacle Series.

Please see the supplement dated September 15, 2008 provided by the Summit Mutual Fund, Inc. for more information about the portfolio merger. Also see the Calvert Variable Series, Inc. prospectus for information about the Acquiring Portfolio's investment objectives, restrictions and other important information. On request, we will provide you with an additional copy of a fund prospectus or supplement. In addition, if you are invested in the subaccount currently investing in the Merged Portfolio on the record date for the merger you will be receiving a proxy statement and request for voting instructions from us.

All other prospectus provisions remain as stated in your policy and prospectus, as previously amended.

Please retain this Supplement with the current prospectus for your variable policy issued by

The Union Central Life Insurance Company.

If you do not have a current prospectus, please contact Union Central at 1-800-825-1551.